DIVERSIFIED REAL ASSET FUND
	Class A	Class C
Ticker Symbol(s)	PRDAX	PRDCX

Principal Funds, Inc. Summary Prospectus January 1, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at
www.principalfunds.com/investor/forms/prospectuses.htm. You can also get this information at no cost by calling 1-800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary prospectus incorporates by reference the Statutory Prospectus for Classes A and C shares dated January 1, 2011 and the Statement of Additional Information dated January 1, 2011 (which may be obtained in the same manner as the Prospectus).

Objective: The Fund seeks a long-term total return in excess of inflation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class” and “The Costs of Investing” beginning on pages 36 and 41, respectively, of the Fund’s prospectus and “Multiple Class Structure” beginning on page
43 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases	3.75%	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00%	1.00%
(as a percentage of dollars subject to charge)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the period ended August 31, 2010	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25	1.00
Other Expenses	1.63	9.23
Total Annual Fund Operating Expenses	2.73	11.08
Expense Reimbursement	1.48	9.08
Total Annual Fund Operating Expenses After Expense Reimbursement	1.25%	2.00%

Principal Management Corporation ("Principal") has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the
Fund, excluding interest expense, through the period ending December 31, 2012. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class A and 2.00% for Class C. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$498	$911	$1,503	$3,103
Class C	$303	$1,552	$3,628	$7,809

You would pay the following expenses if you did not redeem your shares.

	1 year	3 years	5 years	10 years
Class A	$498	$911	$1,503	$3,103
Class C	$203	$1,552	$3,628	$7,809

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”
its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From March 16, 2010, date operations commenced, through August 31, 2010, the Fund's annualized portfolio turnover rate was
38.1% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by allocating its assets among the following general investment categories: inflation-indexed bonds, real estate investment trusts (REITs), commodity index-
linked notes, fixed-income securities, securities of natural resource companies and master limited partnerships (MLPs). Under normal circumstances, the Fund invests at least 80% of its assets in securities that fall into these categories at the time of purchase.

The Fund may concentrate its investments (invest more than 25% of its net assets) in securities in the real estate and energy/natural resources industries.

In managing the Fund, Principal Management Corporation ("Principal") determines the Fund's strategic asset allocation among five general investment categories. The following table sets forth the ranges of the
Fund's allocation among the investment categories (the allocations will vary from time to time):

Inflation-indexed bonds	22-38%
Commodity Index-linked	17-33%
Notes
REITs	15-25%
Natural Resources	10-20%
MLPs	5-15%

Approximately 30% of the Fund's assets currently will be invested primarily in inflation-indexed bonds issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S.
corporations. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.

Approximately 25% of the Fund's assets currently will be invested in a combination of commodity index-
linked notes and fixed-income securities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities.

Approximately 20% of the Fund's assets currently will be invested in REITs. REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
• equity REITs, which primarily own property and generate revenue from rental income;
• mortgage REITs, which invest in real estate mortgages; and
• hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Approximately 15% of the Fund's assets currently will be invested in securities of all companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

Approximately 10% of the Fund's assets currently will be invested in MLPs. MLPs are engaged in the transportation, storage, processing, refining, marketing, production, or mining of natural resources. The
Fund will invest primarily in the mid-stream category, which is generally comprised of pipelines used to gather, transport, and distribute natural gas, crude oil, and refined petroleum products.

Principal Risks
The Fund may be an appropriate investment for investors seeking to maintain their purchasing power, who are willing to accept the risks associated with investing in commodity index-linked notes, fixed-
income securities, inflation-indexed bonds, equity securities and real estate.

The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:

Commodity Risk. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. The value of commodities may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund seeks exposure to commodity markets through investments in commodity index-linked notes, which are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose the Fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund may also receive interest payments on the note that are less than the stated coupon interest payments.

Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio's securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities)
could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Industry Concentration (Sector) Risk. A fund that concentrates investments in a particular industry or group of industries (e.g., real estate, technology, financial services) has greater exposure than other funds to market, economic and other factors affecting that industry or sector.

Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income paid by an MLP to its investors.

Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems.

Underlying Fund Risk. As of the date of this prospectus, this fund was being used as an underlying fund of a fund of funds, and an underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

Performance
Past performance information is not available.

Management

Investment Advisor: Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):
BlackRock Financial Management, Inc.
•	Martin Hegarty (since 2010), Managing Director
•	Stuart Spodek (since 2010), Managing Director
•	Brian Weinstein (since 2010), Managing Director

Credit Suisse Asset Management, LLC
•	Christopher Burton (since 2010), Director
•	Nelson Louie (since 2010), Managing Director

Jennison Associates LLC
•	Neil P. Brown (since 2010), Managing Director
•	David A. Kiefer (since 2010), Managing Director
•	John "Jay" Saunders (since 2010), Managing Director

Principal Real Estate Investors, LLC
•	Kelly D. Rush (since 2010), Portfolio Manager

Tortoise Capital Advisors, L.L.C.
•	H. Kevin Birzer (since 2010), Senior Managing Director and co-founder
•	Zachary A. Hamel (since 2010), Managing Director and co-founder
•	Kenneth P. Malvey (since 2010), Managing Director and co-founder
•	Terry C. Matlack (since 2010), Managing Director and co-founder
•	David J. Schulte (since 2010), Managing Director and co-founder

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

•	Initial Investment	$ 1,000
	• For accounts with an Automatic Investment Plan (AIP)	$ 100
•	Subsequent Investments	$ 100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock
Exchange is open for regular trading) through your Financial Professional; by sending a written request to
Principal Funds at P.O. Box 8024, Boston, MA 02266-8024; calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the
Fund over another investment, or to recommend one share class of the Fund over another share class.
Ask your salesperson or visit your financial intermediary’s website for more information.